UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 28, 2022

Climate Real Impact Solutions II Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39944	85-4141622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Carnegie Center, Suite 510

Princeton, New Jersey 08540

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (212) 847-0360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Series A common stock, $0.0001 par value, and one-fifth of one redeemable warrant	CLIM.U	New York Stock Exchange
Shares of Class A common stock included as part of the units	CLIM	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CLIM WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As announced on October 27, 2022, Climate Real Impact Solutions II Acquisition Corporation (“CLIM”) is seeking approval of its stockholders to adopt an amendment to its Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to allow CLIM to unwind and redeem all of its outstanding public shares prior to December 30, 2022, in advance of the contractual termination date of January 29, 2023. In the event that stockholders approve the proposed amendment to the Certificate of Incorporation, such amendment is filed and the public shares are redeemed, CLIM’s warrants (NYSE: CLIM WS) will expire worthless.

Following such announcement, on October 28, 2022, the New York Stock Exchange (the “NYSE”) notified CLIM, and publicly announced, that the NYSE determined to commence proceedings to delist CLIM’s warrants from the NYSE and that trading in CLIM’s warrants would be suspended immediately, due to trading price levels pursuant to Section 802.01D of the NYSE Listed Company Manual. As a result of the expected expiration of the warrants described above, CLIM does not intend to appeal the NYSE’s determination.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the proposed early unwind of CLIM. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the receipt of the requisite stockholder approval to effect this proposed transaction. These forward-looking statements speak only as of the date of Current Report on Form 8-K, and CLIM expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of CLIM, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, for risks and uncertainties related to CLIM’s business which may affect the statements made in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2022

Climate Real Impact Solutions II Acquisition Corporation

By:	/s/ John A. Cavalier
Name: John A. Cavalier
Title: Chief Executive Officer and Chief Financial Officer

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